TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

CGM Capital Development Fund increased 9.5% during the fourth quarter of 1996 compared to the unmanaged Standard and Poor's 500 Index which rose 8.3% over the same period. For the year just ended, the Fund posted a total return of 28.1% while the S&P 500 returned 23.0%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
In 1996, the U.S. economy was extraordinary as it completed another year of growth with only moderate inflation. Rarely does benign inflation follow six years of business expansion. We experienced strong growth in jobs, increased productivity and higher corporate profits, and an increase of 2.9% in the inflation rate as measured by the Consumer Price Index. The prolonged expansion has placed us at high levels of capacity utilization and low levels of unemployment which, with added economic fuel, could easily lead to higher rates of inflation.

The equity markets have taken their cue from the continuing business expansion and have priced future prospects generously. The chairman of the Federal Reserve Board recently cautioned against "irrational exuberance" and while the phrase may aptly describe the recent wave of initial public offerings and some sectors of the market such as technology and telecommunications, it may not be symptomatic of the stock market as a whole.

The bond market is particularly sensitive to signs of continuing strength in the economy. Recent data on the sale of new homes and consumer confidence levels as well as a report from the National Association of Purchasing Managers all indicated greater-than-expected strength which sent interest rates up and triggered a short-lived decline in equity prices.

Looking ahead, further gains in the market will be more difficult to achieve on account of high valuations and will be heavily dependent on how inflation trends affect interest rates in 1997. We hope to see pricing excesses wrung from the market without compromising investor confidence. Our focus continues to be on growth at a reasonable price.

PORTFOLIO STRATEGY
CGM Capital Development Fund remained fully invested during 1996 in anticipation of modest, non-inflationary growth. The Fund entered the year with a large concentration of consumer stocks, most of which was liquidated as the year progressed. Offshore drilling and oil service stocks were accumulated during the year and represented the two largest sector weightings at year-end. Performance was enhanced by substantial gains in bank, cement and offshore drilling holdings as well as in selected technology stocks.

CGM Capital Development Fund holds important positions in offshore drilling companies, oil service companies and money center banks. The Fund's three largest holdings are Citicorp, Intel Corporation and Chase Manhattan Corporation.

                                         /s/ ROBERT L. KEMP
                                             ------------------
                                             Robert L. Kemp
                                             President

                                         /s/ G. KENNETH HEEBNER
                                             ------------------
                                             G. Kenneth Heebner
                                             Portfolio Manager

January 10, 1997

------------------------------------------------------------
     COMPARISONS OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CGM CAPITAL DEVELOPMENT FUND AND THE UNMANAGED S&P 500 assuming reinvestment of dividends and capital gains

---------------------------------------
      Average Annual Total Return
---------------------------------------
  1 year      5 year      10 year
   28.1%      16.1%        19.2%
---------------------------------------
    Past performance is no indication
            of future results
---------------------------------------

              CGM           S&P
           10,000.0      10,000.0
1987       11,589.0      10,525.0
1988       11,554.0      12,268.0
1989       13,621.0      16,149.0
1990       13,825.0      15,647.0
1991       27,254.0      20,403.0
1992       32,333.0      21,956.0
1993       41,600.0      24,164.0
1994       32,067.0      24,481.0
1995       45,231.0      33,670.0
1996       57,949.0      41,414.0
------------------------------------------------------------


CGM CAPITAL DEVELOPMENT FUND
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Capital Development Fund since 1976. In 1989, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner was at Loomis, Sayles and Company where he managed the Fund, then known as Loomis-Sayles Capital Development Fund. In addition to CGM Capital Development Fund, Mr. Heebner currently manages CGM Mutual Fund and CGM Realty Fund as well as two other mutual funds. He also co-manages CGM Fixed Income Fund with Janice Saul.

INVESTMENT PERFORMANCE
(unaudited)
--------------------------------------------------------------------------------

Total Return for Periods Ended December 31, 1996

                                                                CGM CAPITAL
                                                                DEVELOPMENT
                                                                   FUND
                                                            -----------------
10 Years .................................................      +479.5%
 5 Years .................................................      +110.6%
 1 Year ..................................................      + 28.1%
 3 Months ................................................      +  9.5%

The performance data contained in the report represent past performance. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                                   CGM CAPITAL DEVELOPMENT FUND
 ------------------------------------------------------------------------------------------------------------------------------
                                                       25 YEAR INVESTMENT RECORD
                                         DECEMBER 31, 1971 -- DECEMBER 30, 1996 (UNAUDITED)
 ------------------------------------------------------------------------------------------------------------------------------
                                    IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1971
 ------------------------------------------------------------------------------------------------------------------------------
                   --AND HAD TAKEN ALL DIVIDENDS                         OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                     AND DISTRIBUTIONS IN CASH                               GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
            --------------------------------------------------    -------------------------------------------------------------
                                        During the Year
                                     You Would Have Received                                   Which Would Represent
                                   ---------------------------                         ----------------------------------------
                                                                     The Value of                             A Cumulative
                  The Net                                            Your Original                               Change
                Asset Value          Per Share       Per Share        Investment             An                 Expressed
   On             of Your          Capital Gains      Income            At Each            Annual            As An Index With
December        Share Would        Distributions     Dividends         Year End         Total Return           December 31,
   31            Have Been              of              of          Would Have Been          of                1970 = 100.0
-------------------------------------------------------------------------------------------------------------------------------
1971                12.55                                                                                          100.0
1972                14.63              --               0.08             14.75             +  17.5                 117.5
1973                12.69              --               0.08             12.85             -  12.9                 102.3
1974                 7.78              0.37*            0.14              8.22             -  36.0                  65.5
1975                 9.35              --               0.15             10.07             +  22.5                  80.2
1976                10.98              --               0.13             11.99             +  19.1                  95.5
1977                10.74              --               0.18             11.92             -   0.6                  94.9
1978                13.05              --               0.27             14.89             +  24.9                 118.5
1979                16.20              --               0.35             18.97             +  27.4                 151.0
1980                20.50              1.65*            0.36             27.11             +  42.9                 215.8
1981                17.34              3.38             0.36             28.33             +   4.5                 225.5
1982                24.88              2.88             0.41             50.68             +  78.9                 403.4
1983                25.21              2.50             0.47             58.59             +  15.6                 466.3
1984                17.28              6.15             0.11             53.79             -   8.2                 428.1
1985                25.02              --               0.18             78.64             +  46.2                 625.9
1986                23.12              7.46             0.16            100.97             +  28.4                 803.7
1987                16.56             10.09             0.14            117.02             +  15.9                 931.5
1988                15.87              0.02             0.62            116.67             -   0.3                 928.7
1989                18.37              --               0.34            137.55             +  17.9                1094.9
1990                18.53              --               0.10            139.48             +   1.4                1110.2
1991                25.80             11.07*            0.06            277.70             +  99.1                2210.4
1992                27.43              2.68*            0.20            326.30             +  17.5                2597.2
1993                27.71              7.51             0.07            419.95             +  28.7                3342.6
1994                20.58              0.71             0.07            323.78             -  22.9                2577.1
1995                27.33              1.68             0.02            456.85             +  41.1                3636.3
1996                29.08              5.87             0.07            585.22             +  28.1                4658.1
                                     ------            -----                                ------
Totals                               $64.02            $5.12                               +4558.1
-------------------------------------------------------------------------------------------------------------------------------
 *Includes $0.15, $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
-------------------------------------------------------------------------------------------------------------------------------

The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 1996

COMMON STOCKS -- 95.1% OF TOTAL NET ASSETS

                                                       SHARES      VALUE(a)
                                                       ------      --------
AIRLINES -- 4.5%
Continental Airlines, Inc.(b) ....................    1,015,000  $ 28,673,750
                                                                 ------------

BANKS -- MONEY CENTER -- 12.7%
Chase Manhattan Corporation ......................      437,000    39,002,250
Citicorp .........................................      400,000    41,200,000
                                                                 ------------
                                                                   80,202,250
                                                                 ------------
BASIC MATERIALS -- 10.9%
Lone Star Industries, Inc. .......................      465,000    17,146,875
Medusa Corporation ...............................      381,500    13,114,063
Southdown, Inc. ..................................    1,232,000    38,346,000
                                                                 ------------
                                                                   68,606,938
                                                                 ------------
COMPUTER SOFTWARE AND SERVICES -- 2.2%
Dell Computer Corporation(b) .....................      257,000    13,653,125
                                                                 ------------

ELECTRONIC COMPONENTS -- 6.3%
Intel Corporation ................................      302,000    39,543,125
                                                                 ------------

FINANCIAL SERVICES -- 1.0%
RAC Financial Group, Inc.(b) .....................      296,000     6,253,000
                                                                 ------------

FOOD -- RETAILERS/WHOLESALERS -- 6.1%
Philip Morris Companies, Inc. ....................      340,000    38,292,500
                                                                 ------------

HEAVY CAPITAL GOODS -- 1.6%
Paccar, Inc. .....................................      150,000    10,200,000
                                                                 ------------

MISCELLANEOUS -- 5.2%
CB Commercial Real Estate Services Group(b) ......       70,000     1,400,000
Tubos de Acero de Mexico ADR(b)(c) ...............    1,970,000    31,273,750
                                                                 ------------
                                                                   32,673,750
                                                                 ------------
OFFSHORE DRILLING -- 16.1%
Atwood Oceanics, Inc.(b) .........................      267,000    16,954,500
Diamond Offshore Drilling(b) .....................      469,000    26,733,000
Reading & Bates Corporation(b) ...................    1,300,000    34,450,000
Transocean Offshore, Inc. ........................      378,000    23,672,250
                                                                 ------------
                                                                  101,809,750
                                                                 ------------
OIL -- INDEPENDENT PRODUCTS -- 0.3%
Basic Petroleum International Limited(b) .........       52,000     1,716,000
                                                                 ------------

                See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)

COMMON STOCKS -- (CONTINUED)

                                                       SHARES      VALUE(a)
                                                       ------      --------

OIL -- SERVICE -- 13.9%
Halliburton Company ..............................      603,000  $ 36,330,750
Nabors Industries, Inc.(b) .......................      300,000     5,775,000
National Oilwell, Inc.(b) ........................      250,000     7,687,500
Schlumberger Limited .............................      382,600    38,212,175
                                                                 ------------
                                                                   88,005,425
                                                                 ------------
PERIPHERALS -- 6.9%
Hutchinson Technology, Inc.(b) ...................      160,000    12,160,000
Seagate Technology(b) ............................      800,000    31,600,000
                                                                 ------------
                                                                   43,760,000
                                                                 ------------
RETAIL -- 5.2%
Consolidated Stores Corporation(b) ...............    1,018,750    32,727,344
                                                                 ------------

TEXTILE AND APPAREL -- 2.2%
Jones Apparel Group, Inc.(b)  ....................      376,300    14,064,212
                                                                 ------------

   TOTAL COMMON STOCKS (Identified Cost $463,086,778) .........   600,181,169
                                                                 ------------

                                                       FACE
                                                      AMOUNT
SHORT-TERM INVESTMENTS -- 6.0%                        ------
   American Express Credit Corp., 6.55%, 1/02/97    $25,000,000    25,000,000
   Ford Motor Credit Co., 6.00%, 1/02/97 .........   13,220,000    13,220,000
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS (Identified
  Cost $38,220,000) ...........................................    38,220,000
                                                                 ------------

TOTAL INVESTMENTS -- 101.1% (Identified Cost
  $501,306,778)(d) ............................................   638,401,169
   Cash and Receivables .......................................     9,531,900
   Liabilities ................................................   (16,672,997)
                                                                 ------------
TOTAL NET ASSETS -- 100.0% ....................................  $631,260,072
                                                                 ============

(a) See Note 1A.
(b) Non-income producing security.
(c) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(d) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $501,762,637 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ...... $ 141,480,202
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ......    (4,841,670)
                                                                -------------
    Net unrealized appreciation ............................... $ 136,638,532
                                                                =============

                See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF
ASSETS AND LIABILITIES

December 31, 1996

ASSETS
 Investments at value (Identified
  cost -- $501,306,778) ...................................    $638,401,169
 Cash .....................................................           3,719
 Receivable for:
  Securities sold ..........................    $ 8,569,458
  Shares of the Fund sold                           220,859
  Dividends and interest....................        737,864       9,528,181
                                                -----------    ------------
                                                                647,933,069
                                                               ------------
LIABILITIES
 Payable for:
  Securities purchased .....................    $ 2,761,070
  Shares of the Fund
   redeemed ................................        843,015
  Distributions declared ...................     12,462,098      16,066,183
                                                -----------
 Accrued expenses:
  Management fees ..........................        479,511
  Trustees' fees ...........................         14,389
  Accounting and
   Administration ..........................          4,833
  Other expenses ...........................        108,081         606,814
                                                -----------    ------------
                                                                 16,672,997
                                                               ------------
NET ASSETS ................................................    $631,260,072
                                                               ============
 Net Assets consist of:
  Capital paid-in .........................................    $494,621,540
  Accumulated net realized loss ...........................        (455,859)
  Unrealized appreciation on
   investments -- net .....................................     137,094,391
                                                               ------------
NET ASSETS ................................................    $631,260,072
                                                               ============

 Shares of beneficial interest
  outstanding, no par value ...............................      21,709,510
                                                               ============
 Net asset value per share* ...............................          $29.08
                                                               ============

*Shares of the Fund are sold and redeemed at net asset value
 ($631,260,072 / 21,709,510).

STATEMENT OF
OPERATIONS

Year Ended December 31, 1996

INVESTMENT INCOME
 Income
  Dividends (net of withholding tax of
   $24,013) ...................................      $  5,900,734
  Interest ....................................           270,726
                                                     ------------
                                                        6,171,460
                                                     ------------
 Expenses
  Management fees .............................         4,263,484
  Trustees' fees ..............................            58,320
  Accounting and Administration ...............            58,000
  Custodian ...................................           120,000
  Transfer agent ..............................           202,500
  Audit and tax services ......................            33,000
  Legal .......................................            22,000
  Printing ....................................            38,500
  Registration ................................            25,705
  Miscellaneous ...............................            10,491
                                                     ------------
                                                        4,832,000
                                                     ------------
 Net investment income ........................         1,339,460
                                                     ------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on investments -- net ..........       107,431,801
 Unrealized appreciation -- net ...............        35,915,614
                                                     ------------
 Net gain on investments ......................       143,347,415
                                                     ------------

NET INCREASE IN ASSETS FROM
 OPERATIONS ...................................      $144,686,875
                                                     ============

                See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED DECEMBER 31,
                                                -----------------------------
                                                   1996             1995
                                                ------------     ------------
FROM OPERATIONS
  Net investment income ....................    $  1,339,460   $      332,275
  Net realized gain from investments .......     107,431,801       30,780,337
  Unrealized appreciation ..................      35,915,614      127,281,953
                                                ------------     ------------
    Increase in net assets from operations .     144,686,875      158,394,565
                                                ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................      (1,288,272)        (325,671)
  Net realized gain on investments .........    (107,431,801)     (30,395,964)
  In excess of net realized gain on
    investments ............................        (507,030)        --
                                                ------------     ------------
                                                (109,227,103)     (30,721,635)
                                                ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares .............      27,721,248       24,146,671
  Net asset value of shares issued in
    connection with reinvestment of:
    Dividends from net investment income ...       1,125,517          284,834
    Distributions from net realized gain ...      95,194,271       27,239,616
    Distributions in excess of net realized
      gain on investments ..................         449,274         --
                                                ------------     ------------
                                                 124,490,310       51,671,121
  Cost of shares redeemed ..................     (49,937,780)     (59,772,451)
                                                ------------     ------------
    Net increase (decrease) in assets from
      capital share transactions ...........      74,552,530       (8,101,330)
                                                ------------     ------------
  Total increase in net assets .............     110,012,302      119,571,600

NET ASSETS
  Beginning of period ......................     521,247,770      401,676,170
                                                ------------     ------------
  End of period ............................    $631,260,072     $521,247,770
                                                ============     ============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares ...............         905,100        1,007,187
  Issued in connection with reinvestment of:
    Dividends from net investment income ...          38,642           10,461
    Distributions from net realized gain ...       3,273,530          996,693
    Distributions in excess of net realized
      gain on investments ..................          15,450         --
                                                ------------     ------------
                                                   4,232,722        2,014,341
    Redeemed ...............................      (1,597,130)      (2,458,372)
                                                ------------     ------------
    Net change .............................       2,635,592         (444,031)
                                                ============     ============

                See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------
                                                       1996          1995          1994          1993          1992
                                                       ----          ----          ----          ----          ----
For a share of the Fund outstanding throughout each period:
Net asset value at the beginning of period ....       $27.33        $20.58        $27.71        $27.43        $25.80
                                                      ------        ------        ------        ------        ------

Net investment income .........................         0.07          0.02          0.07          0.07          0.19
Dividends from net investment income ..........        (0.07)        (0.02)        (0.07)        (0.07)        (0.20)
Net realized and unrealized gain (loss) on
  investments .................................         7.62          8.43         (6.42)         7.79          4.32
Distribution from net realized gain ...........        (5.84)        (1.68)        (0.69)        (7.51)        (2.66)
Distribution in excess of net realized gain on
  investments .................................        (0.03)         --           (0.02)         --            --
Distribution from paid-in capital .............         --            --            --            --           (0.02)
                                                      ------        ------        ------        ------        ------
Net increase (decrease) in net asset value ....         1.75          6.75         (7.13)         0.28          1.63
                                                      ------        ------        ------        ------        ------
Net asset value at end of period ..............       $29.08        $27.33        $20.58        $27.71        $27.43
                                                      ======        ======        ======        ======        ======

Total Return (%) ..............................         28.1          41.1         -22.9          28.7          17.5

Ratios:
Operating expenses to average net assets (%) ..         0.82          0.85          0.84          0.85          0.86
Net investment income to average net assets (%)         0.23          0.07          0.25          0.23          0.79
Portfolio turnover (%) ........................          178           271           146           143           163
Average commission rate* ......................      $0.0669          --            --            --            --
Net assets at end of period (in thousands) ($)       631,260       521,248       401,676       523,775       394,530

*SEC regulations require portfolios to disclose the average commission rate  paid on trades for which commissions were charged for fiscal years beginning on or after September 1, 1995.

                See accompanying notes to financial statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1996

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 1996, purchases and sales of securities other than United States government obligations and short-term investments aggregated $1,030,778,597 and $1,093,399,187, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 1996, the Fund incurred management fees of $4,263,484 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. On December 12, 1996, the Fund had a Special Meeting of its Shareholders. At that meeting, Shareholders approved an Advisory Agreement between the Fund and CGM, effective December 13, 1996, providing for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion. Prior to December 13, 1996, the advisory fee had been at the annual rate of 0.75% on the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following:
        (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and
        (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $58,000 is shown separately in the financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). Each other trustee is compensated by the Fund with an annual base fee of $3,000 plus travel expenses for each meeting attended and an annual variable fee calculated based on the proportion of the Fund's average net assets to the aggregate average net assets of the CGM Funds, which for 1996 was $6,093. In addition, the Chairman of the Independent Trustees Committee receives an annual retainer of $1,500.

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Capital Development Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 7, 1997

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
SHAREHOLDER MEETING -- DECEMBER 12, 1996
(unaudited)

On December 12, 1996 the Fund had a Special Meeting of its Shareholders. At that meeting, Shareholders approved an Advisory Agreement between the Fund and Capital Growth Management Limited Partnership that changed the advisory fee (see Note 3a) paid by the Fund to CGM (by a share vote of 7,706,093.193 in favor, 2,903,261.137 against and 381,618.500 abstentions) and ratified the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending December 31, 1996 (by a share vote of 10,528,564.96 in favor, 217,078.864 against and 245,329.006 abstentions).


--------------------------------------------------------------------------------
BOARD OF TRUSTEES                                 INVESTMENT ADVISER

PETER O. BROWN                                    CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
NICHOLAS J. GRANT                                 Boston, Massachusetts 02110
G. KENNETH HEEBNER
ROBERT L. KEMP                                    TRANSFER AND DIVIDEND PAYING
ROBERT B. KITTREDGE                               AGENT AND CUSTODIAN OF ASSETS
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.                       STATE STREET BANK AND TRUST COMPANY
J. BAUR WHITTLESEY                                Boston, Massachusetts 02102

OFFICERS                                          SHAREHOLDER SERVICING AGENT
                                                  FOR STATE STREET BANK AND
ROBERT L. KEMP, President                         TRUST COMPANY
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary      BOSTON FINANCIAL DATA SERVICES, INC.
KATHLEEN S. HAUGHTON, Vice President              P.O. Box 8511
MARTHA I. MAGUIRE, Vice President                 Boston, Massachusetts 02266-8511
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

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TELEPHONE NUMBERS

For information about:
[] Account Procedures and Status
[] Redemptions
[] Exchanges
   Call 800-343-5678

[] New Account Procedures
[] Prospectuses
[] Performance
   Call 800-345-4048

------------------------------------------------------------------------------
MAILING ADDRESSES

FOR EXISTING ACCOUNTS

Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
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This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CAR96                                                        Printed in U.S.A.



CGM
CAPITAL
DEVELOPMENT
FUND

36th Annual Report
December 31, 1996

A No-Load Fund


[FENCER LOGO]
Investment Adviser
CAPITAL GROWTH MANAGEMENT
Limited Partnership